Exhibit 10.5
                                                                    ------------


                               SIXTH AMENDMENT TO
                         WINDSYSTEM MANAGEMENT AGREEMENT


          This Sixth Amendment to Windsystem Management Agreement (the "Amendment") is made as of March 29, 2006 by and between Enron Wind Systems, LLC ("EWS") and Zond PanAero Windsystem Partners I, a California limited partnership (the "Partnership").

                                    RECITALS
                                    --------

          WHEREAS, EWS and the Partnership are parties to that certain Windsystem Management Agreement dated July 27, 1988 (as amended, the "Windsystem Management Agreement"), pursuant to which EWS performs certain management, administrative and other services for the Partnership in connection with that certain wind power project owned by the Partnership.

          WHEREAS, the term of the Windsystem Management Agreement expires on March 31, 2006 (the "Windsystem Management Termination Date") and the parties desire to extend the Windsystem Management Termination Date until May 31, 2006.

                                    AGREEMENT
                                    ---------

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, EWS and the Partnership agree as follows:

          1.  Amendments to Windsystem Management Agreement. Section 3 of the
              ---------------------------------------------
              Windsystem Management Agreement is hereby amended by deleting the date "March 31, 2006" that appears therein and replacing it in its entirety with the date "May 31, 2006".

          2. Governing Law. The terms and provisions of this Amendment shall be
             -------------
             governed by and construed in accordance with the laws of the state of California.

          3. Counterparts. This Amendment may be executed in counterparts, each
             ------------
             of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.


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

          IN WITNESS WHEREOF, each of the parties to this Amendment have executed this Amendment as of the date set forth above.


EWS                                      Partnership
---                                      -----------

Enron Wind Systems, LLC                  Zond-PanAero Windsystem Partners I,
                                         a California Limited Partnership
By:  Enron Wind LLC, its sole
     member                              By:  Zond Windsystems Management LLC,
                                              its General Partner
By:  Enron Renewable Energy Corp.,
     its sole member                      By:  /s/ Jesse E. Neyman
                                             ----------------------------------
                                          Name:  Jesse E. Neyman
By:  /s/ Jesse E. Neyman                  Title: President & CEO
   --------------------------------
Name:  Jesse E. Neyman
Title: President & CEO






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